SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

☒	Filed by the Registrant
☐	Filed by a party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SENSE TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed: N/A

2

SENSE TECHNOLOGIES INC.
Suite U, 800 Clanton Road
Charlotte, North Carolina 28217

July 30, 2004

Dear Stockholder:

The 2004 Annual and Special General Meeting of Stockholders of Sense Technologies Inc. to be held at 10:00 a.m. Vancouver Time on August 31, 2004, at Suite 1200, 750 West Pender Street, Vancouver, British Columbia V6C 2T8. Stockholders are invited to attend.

The accompanying Notice of 2004 Annual and Special General Meeting of Stockholders and Proxy Statement describe the matters to be presented at the Annual and Special General Meeting.

Your vote is important. Whether or not you plan to attend the meeting, please mark, sign, date and return your proxy card, as soon as possible.

Sincerely,

/s/ Bruce E. Schreiner

President and Chief Executive Officer

SENSE TECHNOLOGIES INC.

NOTICE OF ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON AUGUST 31, 2004

The 2004 Annual and Special General Meeting of Stockholders of Sense Technologies Inc. will be held at 10:00 a.m. Vancouver Time on August 31, 2004, at Suite 1200, 1750 West Pender Street, Vancouver, British Columbia V6C 2T8, for the following purposes:

1.	To elect four (4) Directors to serve until the next Annual General Meeting of Stockholders and until their respective successors are elected and qualified.

2.	To ratify the appointment of Amisano Hanson, Chartered Accountants, as our independent auditors for the year ending February 29, 2004.

3.	To approve, by Special Resolution, the following:

(a)
all of the 100,000,000 common shares without par value, of which 13,340,522 common shares are issued and fully paid, be consolidated into 10,000,000 common shares without par value, of which 1,334,052 common shares are issued and fully paid, every ten (10) of such shares before consolidation being consolidated into one (1) share; and

(b)
the Directors of the Company be and are hereby authorized, in their sole discretion, to effect such other consolidation of the Company’s share capital, provided that the consolidation effected is less than ten (10) current shares for one (1) new share and, in such event, subparagraphs (a) through (c) of this Special Resolution will be deemed to specify the consolidation ratio so effected, without further shareholder approval.

4.	Subject to the approval of item 3 of this Notice, to approve, by Special Resolution, the following:

(a) the authorized common share capital of the Company be increased from 10,000,000 common shares without par value to 100,000,000 common shares without par value; and

(b) the Articles of Amendment show the new authorized common share capital of the Company as 100,000,000 common shares without par value.

5.	To transact such other business as may properly come before the Annual and Special General Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed July 19, 2004 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual and Special General Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual and Special General Meeting.

All stockholders are invited to attend the Annual and Special General Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible to ensure your representation. All proxies must be received by our transfer agent by no later than 48 hours prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC V6C 3B8, Fax No. (604) 689-8144. Stockholders of record attending the Annual and Special General Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 30th day of July, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bruce E. Schreiner

President, Chief Executive Officer and Director

SENSE TECHNOLOGIES INC.

PROXY STATEMENT

ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 31, 2004

GENERAL

The enclosed proxy is solicited by the Board of Directors of Sense Technologies Inc., a Yukon Territories corporation (the "Company" or “Sense”), for use at the Annual and Special General Meeting of Stockholders (the “Annual and Special General Meeting”) of Sense to be held at 10:00 a.m. Vancouver Time on August 31, 2004, at Suite 1200, 1750 West Pender Street, Vancouver, British Columbia V6C 2T8, and at any adjournment or postponement thereof.

Our administrative offices are located at 800 Clanton Road, Suite U, Charlotte, North Carolina 28217. This Proxy Statement and the accompanying proxy card are being mailed to our stockholders on or about July 30, 2004.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only holders of record of our common stock (the "Common Stock"), at the close of business on July 19, 2004 will be entitled to notice of, and to vote at, the Annual and Special General Meeting. As at July 19, 2004 Sense had 13,340,522 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual and Special General Meeting.

The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, will be elected Directors. Holders of Common Stock are not allowed to cumulate their votes in the election of Directors. The ratification of Amisano Hanson, Chartered Accountants, as the independent auditors for Sense for the year ending February 29, 2004, will require the affirmative vote of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at the Annual and Special General Meeting.

A quorum for the transaction of business at the Annual and Special General Meeting is at least one person present in person being a shareholder entitled to vote at the meeting or a duly appointed proxy or representative for an absent shareholder so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Annual and Special General Meeting. However, an abstention or broker nonvote will not have any effect on the outcome for the election of Directors.

Abstention from voting will have the same effect as voting against the ratification of the appointment of Amisano Hanson, Chartered Accountants, as the independent auditors for Sense for the current year.

PROXY VOTING

Shares for which proxy cards are properly executed and returned will be voted at the Annual and Special General Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named on the following page; "FOR" the appointment of Amisano Hanson, Chartered Accountant, as the independent auditor for the current year; “FOR” the consolidation of the authorized common share capital of the Company; and “FOR” the increase of the authorized common share capital of the Company. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual and Special General Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Pacific Corporate Trust Company, a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card to our transfer agent at the following address: Pacific Corporate Trust Company, Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC V6C 3B8, Fax No. (604) 689-8144.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

All proxy cards must be received by Pacific Corporate Trust Company by no later than 48 hours prior to the time of the Annual and Special General Meeting in order to be counted at the meeting.

ATTENDANCE AND VOTING AT THE ANNUAL AND SPECIAL GENERAL MEETING

If you own shares of record, you may attend the Annual and Special General Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Annual and Special General Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual and Special General Meeting date by one of the methods described above, even if you plan on attending the Annual and Special General Meeting. You may change or revoke your proxy at the Annual and Special General Meeting as described below even if you have already voted.

REVOCATION

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Sense a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Annual and Special General Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual and Special General Meeting.

CURRENCY

All dollar amounts references herein are in the lawful currency of the United States.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with Sense’s Articles and Bylaws, the Board of Directors has proposed that the following four (4) nominees be elected as Directors at the Annual and Special General Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Bruce E. Schreiner, James R. Iman, David Hansing and Cynthia L. Schroeder.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the four (4) nominees will be available to serve as Directors of Sense, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

Biographical information regarding each of the nominees for the Board of Directors is set forth below:

BRUCE E. SCHREINER, CPA. Mr. Schreiner has been a Director of Sense since August 10, 1993 and the President and Chief Executive Officer of Sense since March 4, 2004. Mr. Schreiner is responsible for all financial matters customarily related to Sense’s operations and serves as the general manager of Sense. Mr. Schreiner received a Bachelor of Arts Degree, from Hastings College in 1975, graduating magna cum laude, with majors in Economics and Business Administration with an emphasis in accounting. Mr. Schreiner has been a certified public accountant since November 1976, to the present. Mr. Schreiner is presently a partner in Schroeder & Schreiner, P.C., a certified public accounting firm. Mr. Schreiner has experience in the wholesale automotive parts industry, electronic parts manufacturing and national-level retail marketing. Mr. Schreiner is also an expert in tax law and accounting.

JAMES R. IMAN. Mr. Iman is currently associated with Corporate Finance Consulting Services of Fort Worth, Texas. He studied Business and Economics at Midwestern State University in Wichita Falls Texas. He has extensive experience in business, and has had past associations with First DFW Bankers Investment Banking Group, HRM (Division of Halliburton), and NCR, among others.

DAVID HANSING. Mr. Hansing is currently the General Manager of Terry Labonte Chevrolet in Greensboro, North Carolina since 1998. Previously he was employed with Saturn of Raleigh, North Carolina. He has also worked closely with Hendrick MotorSports since its inception in 1981. Hendrick MortorSports. owns seven racing teams in the NASCAE Winston Cup, Busch Grand National and Craftsman Truck Series. Mr. Hansing obtained his Bachelors degree in Finance at Valparaiso University in 1972.

CYNTHIA L. SCHROEDER, CPA. Ms. Schroeder was re-appointed as Director of Sense on June 18, 2004 and previously served as a Director of Sense from June 8, 2000 to August 27, 2003. Ms. Schroeder from 1987 to the present has been the Senior Vice President and Chief Financial Officer of Bethphage located in Omaha, Nebraska. In her current position as a Certified Public Accountant, Ms. Schroeder is responsible for the financial analysis of a number of corporations. She is responsible for reviewing the financial condition of each organization with the respective CEO and to serve as staff liaison to each Board and related Finance and Audit Committees. From 1982 to 1987, Ms. Schroeder worked with Larsen, Schroeder & Associates, P.C. where she was a staff accountant and Manager for auditing, accounting and tax engagements. Ms. Schroeder received a Bachelor of Science Degree in Accounting from the University of Nebraska and passed the Certified Public Accountant exam in 1982. Ms. Schroeder is a member of the American Institute of Certified Public Accountants and Nebraska Society of Certified Public Accountants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of July 30, 2004 by

(i)	each person or entity known by Sense to beneficially own more than 5% of the Common Stock;
(ii)	each Director of Sense;
(iii)	each of the named Executive Officers of Sense; and
(iv)	all Directors and Executive Officers as a group.

Except as noted below, Sense believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership[1]	Percent of Class [2]
Common Stock	Steve Sommers[3] 21018 Buckskin Trail Elkhorn, NE 68022	3,796,187	28.456%
Common Stock	Bruce E. Schreiner, Director 3535 Grassridge Drive Grand Island, Nebraska 68803	532,534	3.992%
Common Stock	Cynthia L. Schroeder, Director 15409 Garfield Omaha, Nebraska 68144	101,770.763%
Common Stock	David Hansing, Director 10 Clubview Court Greensboro, NC 27410	50,000.375%
Common Stock	James R. Iman, Director 6329 Malvery Fort Worth, Texas 76116	100,000.750%
Common Stock	James N. Morton, Secretary #1200-750 West Pender Street Vancouver, B.C. Canada V6C 2T8	Nil	Nil
Common Stock	All directors and officers as a group (5 persons)	784,304	5.879%

[1] Based upon information furnished to Sense by either the Directors and Executive Officers or obtained from the stock transfer agent of Sense.

[2] Based upon a total of 13,340,522 shares of common stock currently issued and outstanding, and includes in each case any stock underlying options granted to each person listed.

[3] Includes 3,302,617 shares held by SFS Resources Inc., an entity in which Steve Sommers is a controlling shareholder.

[4] These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include, respectively for each director or officer, shares issuable upon exercise of options as follows: 200,000 shares issuable to Bruce E. Schreiner; and 50,000 shares issuable to each of Cynthia L. Schroeder and David Hansing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Sense's Directors, executive officers and persons who own more than 10% of a registered class of Sense's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Sense. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish Sense with copies of all Section 16(a) reports they file.

To Sense's knowledge, based solely on a review of the copies of such reports furnished to Sense, Sense believes that during the year ended February 29, 2004, its Directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of Sense as of the Record Date, and the nominees as Directors of Sense:

Name	Age	Position	Shares Beneficially Owned[1]
Bruce E. Schreiner	49	President, Chief Executive Officer, Director	532,534
Cynthia L. Schroeder	44	Director	101,770
David Hansing	54	Director	50,000
James R. Iman	59	Director	100,000
James N. Morton	58	Secretary	Nil

[1] These amounts include shares issuable upon exercise of options as follows: 200,000 shares issuable to Bruce E. Schreiner; and 50,000 shares issuable to each of Cynthia L. Schroeder and David Hansing.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing Directors or Executive Officers of Sense.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended February 29, 2004, the Board of Directors held one (1) Directors Meeting. All other matters which required Board approval were consented to in writing by all of the Company’s Directors.

The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Sense's financial reporting compliance procedures. The members of the Audit Committee are Cynthia Schroeder, James R. Iman and David Hansing.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Sense's officers, reviews and administers Sense's stock option plans for employees and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee are Cynthia L. Schroeder, James R. Iman and David Hansing.

DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Sense are compensated for services provided as a Director or members of committees of the Board of Directors. The Directors of Sense did not receive any compensation for the year ended February 29, 2004 for services provided as a Director or member of a committee of the Board of Directors.

EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or earned for services rendered to us in all capacities during the fiscal years ended February 28, 2002 and 2003 and February 29, 2004 by Sense’s President and Chief Executive Officer (“CEO”) and each executive officer who earned over $100,000 in total salary and bonus during the three most recently completed financial years, for services rendered to the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Annual Compensation				Long Term Compensation
	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compensation ($) (e)	Awards	Payouts
					Securities Under Options/SARs Granted (#) (f)	Restricted Shares Or Restricted Share Units ($) (g)	LTIP Payouts ($) (h)	All other Compensation ($) (i)
James H. Cotter[1] President & CEO	2004	Nil	Nil	$150,000	950,000	Nil	Nil	Nil
	2003	Nil	Nil	$150,000	950,000	Nil	Nil	Nil
Mark Johnson [2] President & CEO	2002	Nil	Nil	$62,110	265,000	Nil	Nil	Nil
Gerald R. McIlhargey[3] President & CEO	2002	Nil	Nil	Nil	200,000	Nil	Nil	Nil
Bruce E. Schreiner Director	2002	Nil	Nil	Nil	200,000	Nil	Nil	Nil

[1] James H. Cotter resigned as President, CEO and a Director of the Company on March 4, 2004 and Bruce E. Schreiner was appointed in his stead.

[2] Mark Johnson resigned as President, CEO and a Director of the Company on March 20, 2002 and James H. Cotter was appointed in his stead.

[3] Gerald McIlhargey resigned as President, CEO and a Director of the Company on November 26, 2001 and Mark Johnson was appointed in his stead.

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

There were no stock options granted during the Company’s fiscal year ended February 29, 2004.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED
FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

There were no stock options exercised during the Company’s fiscal year ended February 29, 2004.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-
CONTROL ARRANGEMENTS

There are currently no employment contracts in place with the Directors and Officers of Sense other than the standard employment agreements used for all employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

No transactions with management or other parties occurred during the year that would otherwise be reported under this section save for the following:

a.
Bruce E. Schreiner, President of the Company, was issued Series B securities promissory notes, in the aggregate principal amount of US$77,343, bearing interest at 10% per annum and payable on demand, along with accrued interest thereon, on or after August 30, 2005. These notes plus accrued interest may be redeemed at any time after August 30, 2005. These notes may be converted into common shares of the Company at any time prior to demand for payment at the rate of one common share for each $0.29 of principal balance.

b.
Bruce E. Schreiner, President of the Company, was issued a promissory note in the amount of US$30,000 bearing no interest and due on demand on October 2, 2005. The note may be converted into common shares of the Company at any time prior to the demand for payment at the rate of one common share for each $0.29 of principal balance.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Amisano Hanson, Chartered Accountants, served as Sense's independent auditors for the fiscal year ending February 29, 2004, and has been appointed by the Board to continue as Sense's independent auditor for Sense's fiscal year ending February 28, 2005.

Although the appointment of Amisano Hanson, Chartered Accountants, is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending

February 28, 2005. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of Sense to select other auditors for the fiscal year ending February 28, 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF AMISANO HANSON, CHARTERED ACCOUNTANTS, AS SENSE'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 29, 2004.

PROPOSAL 3

CONSOLIDATION OF COMMON SHARE CAPITAL

Management believes that the consolidation of the Company’s common share capital is necessary in order to secure equity capital and a new business opportunity. The purpose of this request is to allow the Directors the flexibility to choose, within the limits set out in the following resolutions, the basis on which share capital is consolidated without having to incur additional time or expense to obtain shareholder approval before the Company can raise new capital or secure a new business opportunity. For this reason, the directors believe it is desirable to pass each of the following resolutions. Under the Business Corporation Act (Yukon), the approval of the shareholders must be by special resolution.

The following special resolutions authorize the Company to consolidate its authorized common share capital on the basis of a maximum of one (1) new common share without par value for every existing ten (10) common shares without par value, or such lesser consolidation ratio as may be determined at the discretion of the Directors.

“RESOLVED, by Special Resolution, the following:

(a)
all of the 100,000,000 common shares without par value, of which 13,340,522 common shares are issued and fully paid, be consolidated into 10,000,000 common shares without par value, of which 1,334,052 common shares are issued and fully paid, every ten (10) of such shares before consolidation being consolidated into one (1) share; and

(b)
the Directors of the Company be and are hereby authorized, in their sole discretion, to effect such other consolidation of the Company’s share capital, provided that the consolidation effected is less than ten (10) current shares for one (1) new share and, in such event, subparagraphs (a) through (c) of this Special Resolution will be deemed to specify the consolidation ratio so effected, without further shareholder approval.”

The consolidation of the Company’s common shares will affect all present common shareholders alike. No fractional shares resulting from the consolidation will be issued, fractions will be rounded down and there will be no payment in cash by the Company for any resulting fractional shares, such shares being cancelled.

In addition to its 100,000,000 authorized common share capital, the Company also has 20,000,000 authorized Preferred Shares, of which 5,000,000 shares are designated as Class “A” Preferred Shares. The Class “A” Preferred Shares entitle the holders thereof to cumulative dividends of $0.10 per share annually and the right to convert the Class “A” Preferred Shares into common shares at the rate of $0.29 per share. The shares are redeemable at the option of the Company at any time after August 30, 2005 at the redemption price of $1.00 per share, plus payment of unpaid dividends. As a result of the proposed share consolidation the conversion and redemption terms of the Class “A” Preferred Shares will be adjusted in accordance with the consolidation ratio, as effected by the Directors, following approval by the shareholders at the Company’s Annual and Special General Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED CONSOLIDATION OF THE COMPANY.

PROPOSAL 4

INCREASE OF COMMON SHARE CAPITAL

If the consolidation set out in Proposal 3 above is approved by the shareholders, the Company’s authorized common share capital will be reduced to 10,000,000 common shares. Accordingly, the Directors are seeking shareholder approval to return the Company’s authorized common share capital to 100,000,000 common shares. The following special resolutions are subject to shareholder approval of Proposal 3 above, failing which the Directors will not proceed with this Proposal:

“RESOLVED, by Special Resolution, the following:

(a)	the authorized common share capital of the Company be increased from 10,000,000 common shares without par value to 100,000,000 common shares without par value; and

(b)	the Articles of Amendment show the new authorized common share capital of the Company as 100,000,000 common shares without par value.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE INCREASE OF THE AUTHORIZED COMMON SHARE CAPITAL OF THE COMPANY.

OTHER MATTERS

Sense knows of no other matters that are likely to be brought before the Annual and Special General Meeting. If, however, other matters not presently known or determined properly come before the Annual and Special General Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2005 Annual and Special General Meeting of Stockholders must be received by the Secretary of Sense by February 4, 2005 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

ANNUAL REPORT ON FORM 10-KSB

A COPY OF THE ANNUAL REPORT ON FORM 10-KSB FOR SENSE’S YEAR ENDED FEBRUARY 29, 2004 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, SENSE TECHNOLOGIES INC. SUITE U, 800 CLANTON ROAD, CHARLOTTE, NORTH CAROLINA 28217, OR BY CALLING (704) 522-7999.

Dated at Charlotte, North Carolina, this 30th day of July, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bruce E. Schreiner

Proxy

ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS OF
SENSE TECHNOLOGIES INC.

TO BE HELD AT 10:00 a.m. Eastern Daylight Time on Wednesday, August 31, 2004, at 800 Clanton Road, Suite U, Charlotte, North Carolina 28217.

The undersigned member ("Registered Shareholder") of the Company hereby appoints, Bruce E. Schreiner, a Director of the Company, or failing this person, Cynthia L. Schroeder, a Director of the Company, or in the place of the foregoing, ____________________________________(print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE:

PRINT NAME:

DATE SIGNED:

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

	For	Against	Withhold
1. To elect as Director, Bruce E. Schreiner		N/A
2. To elect as Director, David Hansing		N/A
3. To elect as Director, James R. Iman		N/A
4. To elect as Director, Cynthia L. Schroeder		N/A
5. To approve the appointment of Amisano Hanson, Chartered Accountants, as the independent auditor for the Company for the year ending February 28, 2005		N/A
6. To approve, by Special Resolution, a share consolidation of the issued and authorized common share capital of the Company on the basis of one (1) new share for ten (10) old shares as set out in the Information Circular, or such lesser consolidation ratio as approved by the Directors of the Company, in their sole discretion.			N/A
7. To approve, by Special Resolution, the increase of the authorized common share capital of the Company, post consolidation, to 100,000,000 common shares as set out in the Information Circular.			N/A

THIS PROXY MUST BE SIGNED AND DATE

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.
This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder , or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.
If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.
The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.
If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of " PACIFIC CORPORATE TRUST COMPANY" no later than
Forty-eight ("48") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.
The mailing address of Pacific Corporate Trust Company is 10 th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, and its fax number is (604) 689-8144.
Telephone voting can be completed at 1-888-Tel-Vote (1-888-835-8683) and Internet voting at http://www.pctc.com/webvote.htm